Prime Credit Card Master Trust					12-Dec-03
					01:44 PM
Settlement Statement
-	-	--

Distribution Date:					15-Dec-03

Monthly Period:		November, 2003
		02-Nov-03
		29-Nov-03

(i) Collections					$357,253,000
Finance Charge					41,536,446
Principal					315,716,555

(ii) Investor Percentage - Principal Collections					29-Nov-03

	Series 2000-1				23.9%
	A				20.0%
	B				1.9%
	C				1.9%

	Series 1992-3				5.2%
	A				4.3%
	B				0.9%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				23.9%
	A				20.0%
	B				1.9%
	C				1.9%

	Series 1992-3				5.2%
	A				4.3%
	B				0.9%

(iv) Distribution Amount per $1,000				15-Dec-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.266
	A				0.323
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$16,985.78

(v) Allocation to Principal per $1,000				15-Dec-03

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Dec-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.266
	A				0.323
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$16,985.78

(vii) Investor Default Amount

	Series 2000-1				$3,041,136.02
	A				$2,554,503.17
	B				243,316.43
	C				243,316.43

	Series 1992-3				$285,000.13
	A				$235,125.11
	B				$49,875.02

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$77,013.81
	A				63,536.39
	B				13,477.42

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			29-Nov-03		$2,086,993,988.83
Principal Receivables in Trust					$1,990,929,655.52

(xii) Invested Amount			29-Nov-03

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$102,998,821.55
	A				84,974,027.78
	B				18,024,793.77

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					11.505%
Finance Charge Receivables Factor					4.603%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			91.47%	$1,729,890,880
	1-29 days			3.76%	$71,106,812
	30-59 days			1.27%	$23,940,302
	60-89 days			0.87%	$16,474,529
	90-119 days			0.76%	$14,398,960
	120-149 days			0.72%	$13,533,564
	150 days +			1.15%	$21,668,488
	Total			100.00%	$1,891,013,534

	Balance in Principal Funding Account			29-Nov-03	$0

Last Updated on 12/15/03
By HO0DMW